Exhibit 99.1

Contacts:	ProFrac Holding Corp.
Lance Turner – Chief Financial Officer
investors@profrac.com

U.S. Well Services, Inc.
Josh Shapiro, Senior Vice President and CFO
IR@uswellservices.com

Dennard Lascar Investor Relations
Ken Dennard
ken@dennardlascar.com

ProFrac Holding Corp. To Acquire U.S. Well Services, Inc.

WILLOW PARK, TX and HOUSTON, TX – June 21, 2022 – ProFrac Holding Corp. (NASDAQ: PFHC) (“ProFrac” or the “Company”) announced today that it has reached an agreement to acquire U.S. Well Services, Inc. (NASDAQ: USWS) (“USWS”) in a stock-for-stock transaction with an exchange ratio of 0.0561 shares of ProFrac Class A common stock for each share of USWS Class A common stock. The acquisition is expected to be completed in the fourth quarter of 2022, subject to the satisfaction of customary closing conditions, including the approval of USWS stockholders.

The combination creates a market leader in NextGen frac solutions and a combined company with an expected 44 active fleets by the end of 2022:

•	Transaction expected to expand ProFrac’s fleet to 44 active fleets by year end, including 12 electric fleets, 13 Tier IV dual fuel fleets, and 3 Tier IV diesel fleets

•	Combined company expected to be the largest provider of electric frac services with 12 electric fleets

•	Accelerates ProFrac’s ESG strategy of reducing fuel costs and minimizing its emissions footprint

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Marries leading edge efficiency and cost structure from ProFrac with the largest electric fleet platform in the industry to deliver exceptional value for the combined company and substantial cost savings to customers

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ProFrac would acquire USWS’ industry leading intellectual property portfolio that gave rise to electric frac technology with the market’s first e-fleet deployment in 2014, which includes over 110 patents

•	USWS Convertible Senior Notes and Series A Redeemable Preferred Shares to be converted into shares of ProFrac Class A common stock at closing

•	Combined company expected to maintain a conservative balance sheet; ProFrac expects to separately finance remaining USWS debt at closing

•	Expected to result in approximately $35 million of annual cost synergies and eliminate ProFrac’s expected license fees to USWS of approximately $22.5 million per year over the next four years

•	Expected to be accretive to 2023 Adjusted EBITDA

Matt Wilks, ProFrac’s Executive Chairman, commented, “The acquisition of U.S. Well Services solidifies ProFrac’s position as an industry leader in electric hydraulic fracturing, which we believe represents the future of the industry. In today’s environment, we believe electric frac fleets provide improved efficiency, lower R&M costs, greater value, and a lower overall cost of completion to our customer. It is a true win-win scenario for us, our customers, the environment and the communities in which we operate.”

Ladd Wilks, ProFrac’s Chief Executive Officer, said, “We are excited to welcome the U.S. Well Services team to the ProFrac family. We recognize the hard work of everyone to get to this point and I am excited to join forces and build upon the foundation this team has established. By leveraging our scale and capabilities along with U.S. Well Services’ Clean Fleet® technology, we intend to make ProFrac THE electric fleet provider in the U.S.”

Kyle O’Neill, U.S. Well Services’ President and CEO, added, “We are thrilled to join forces with ProFrac. ProFrac is a best-in-class operator, and we believe the combined company will be well positioned to capitalize on the growing opportunity for electric fracturing services. This combination provides value for U.S. Well Services shareholders, employees and customers, and we look forward to working with the ProFrac team to realize our shared vision for the business.”

Conference Call

ProFrac has scheduled a conference call on Wednesday, June 22, 2022 at 11:00 a.m. Eastern time / 10:00 a.m. Central time. Please dial 412-902-0030 and ask for the ProFrac Holding Corp. call at least 10 minutes prior to the start time of the call, or listen to the call live over the Internet by logging on to the website at the address https://ir.pfholdingscorp.com/news-events/ir-calendar. A telephonic replay of the conference call will be available through June 29, 2022 and may be accessed by calling 201-612-7415 using passcode 13730894#. A webcast archive will also be available at the link above shortly after the call and will be accessible for approximately 90 days.

Advisors

Piper Sandler & Co. and Paul Hastings LLP are serving as exclusive financial and legal advisor, respectively, to the Special Committee of U.S. Well Services’ Board of Directors. Porter Hedges LLP is serving as legal advisor to U.S. Well Services. Jefferies LLC and Kirkland & Ellis LLP are serving as exclusive financial and legal advisor, respectively, to the Special Committee of ProFrac’s Board of Directors. Brown Rudnick LLP and Lowenstein Sandler LLP are serving as legal advisor and merger clearance counsel, respectively, to ProFrac.

Transaction Overview

Under the terms of the merger agreement, USWS stockholders will receive 0.0561 shares of ProFrac Class A common stock for each share of USWS Class A common stock they own, which, based on the ProFrac closing price of $21.49 on June 21, 2022, the last trading day prior to announcement of the deal, represents aggregate stock consideration of approximately $93 million and a consideration per share of USWS Class A common stock of $1.21.

Effective immediately prior to the closing of the merger, each holder of USWS Series A Preferred Stock will be given the opportunity to convert their shares into USWS Class A common stock at a conversion price of $1.22 and receive the merger consideration for such shares. Any shares of Series A Preferred Stock not converted at such conversion price will automatically convert into shares of USWS Class A common stock at the then-effective conversion rate as calculated pursuant to USWS’ organizational documents, and such shares will be converted into the merger consideration. Effective immediately prior to the closing of the merger, each Convertible Senior Secured (Third Lien) PIK Note will automatically convert into a number of shares of USWS Class A common stock at a conversion price of $1.22 and such shares will be converted into the merger consideration. After giving effect to these conversions, the total stock consideration payable to USWS stockholders and holders of USWS equity awards, based on the June 21, 2022 closing price, would be approximately $270 million.

Concurrently with the execution of the merger agreement, the holders of USWS’ Term C Loan Warrants entered into a Warrant Purchase Agreement with ProFrac pursuant to which, immediately prior to and conditioned upon the closing of the merger, such warrant holders will sell to ProFrac all of the Term C Loan Warrants for a total of $2.6 million.

USWS’ other outstanding warrants will become exercisable for ProFrac common stock in accordance with their terms.

In connection with the execution of the merger agreement, certain stockholders of USWS entered into a voting agreement, pursuant to which such stockholders agreed to, among other things, support and vote in favor of the merger agreement and the transactions contemplated thereby.

Timing and Approvals

The transaction is subject to approval of USWS stockholders as well as customary closing conditions and anti-trust approvals, including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The transaction does not include a financing condition and is expected to close in the fourth calendar quarter of 2022.

About ProFrac Holding Corp.

ProFrac Holding Corp. is a growth-oriented, vertically integrated and innovation-driven energy services company providing hydraulic fracturing, completion services and other complementary products and services to leading upstream oil and gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources. Founded in 2016, ProFrac was built to be the go-to service provider for E&P companies’ most demanding hydraulic fracturing needs. ProFrac is focused on employing new technologies to significantly reduce “greenhouse gas” emissions and increase efficiency in what has historically been an emissions-intensive component of the unconventional E&P development process. For more information, please visit the ProFrac’s website at www.pfholdingscorp.com. The information on ProFrac’s website is not part of this press release.

About U.S. Well Services, Inc.

U.S. Well Services, Inc. is a leading provider of electric pressure pumping services and a market leader in electric pressure pumping. USWS’ patented electric pressure pumping technology provides one of the first fully electric, mobile well stimulation systems powered by locally supplied natural gas including field gas sourced directly from the wellhead. USWS’ electric pressure pumping technology dramatically decreases emissions, sound pollution and truck traffic while generating exceptional operational efficiencies including significant customer fuel cost savings versus conventional diesel fleets. For more information visit USWS’ website at www.uswellservices.com. The information on USWS’ website is not part of this press release.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events, or ProFrac’s, USWS’ or the combined company’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the expected benefits of the proposed transaction, including any resulting synergies and positive impact on earnings, competitive advantages, expanded active fleet and electric fleet portfolio, increased value, improved efficiency, cost savings including fuel cost savings, access to and rights in acquired intellectual property, emissions minimization and other expected advantages of the transaction to the combined company; the anticipated timing of the proposed transaction; the likelihood and ability of the parties to successfully consummate the proposed transaction; the services to be offered by the combined company; the markets in which ProFrac and USWS operate; business strategies, debt levels, industry environment and growth opportunities; and the projected value of operational synergies, including value expected to result from license fee savings; and expectations regarding ProFrac’s ability to financing USWS’ debt. Such forward-looking statements are based upon assumptions made by ProFrac and USWS as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of ProFrac and USWS securities; the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of USWS, and the receipt of certain governmental and regulatory approvals; the failure by ProFrac to obtain any financing it may need to complete the proposed transaction on favorable terms or at all; the effect of the announcement or pendency of the proposed transaction on ProFrac’s and USWS’ business relationships, performance, and business generally; risks that the proposed transaction disrupts current plans of ProFrac or USWS and may cause potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings that may be instituted against ProFrac or USWS or any of their affiliates related to the agreement and the proposed transaction; changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; the impact on the price of ProFrac’s and USWS’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which ProFrac and USWS operate, variations in performance across competitors, changes in laws and regulations affecting ProFrac’s and USWS’ businesses and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the ability to integrate acquired assets and personnel into ProFrac’s existing business model and realize the expected value of resulting operational synergies; the ability to successfully and sustainably execute on current business strategies and plans for growth; and other risks and uncertainties set forth in the section entitled “Risk Factors” in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2022, and in the section entitled “Risk Factors” in Part I, Item 1A of USWS’ annual report on Form 10-K, filed with the SEC on March 30, 2022, and in the other filings ProFrac and USWS make with the SEC. The foregoing list of factors is not exhaustive. There may be additional risks that neither ProFrac nor USWS presently know or that ProFrac or USWS currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the Proxy Materials (as defined below), including those under “Risk Factors” therein, and other documents filed by ProFrac and USWS from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about ProFrac’s, USWS’ or the combined company’s operational and financial performance or achievements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProFrac and USWS assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProFrac nor USWS gives any assurance that either ProFrac or USWS will achieve its expectations, including that the transaction will be consummated.

Use of Projections

This press release contains financial forecasts with respect to the combined company’s projected financial results. Neither ProFrac’s nor USWS’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ProFrac, USWS or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information and Where to Find It

In connection with the proposed transaction, ProFrac and USWS will jointly prepare, and ProFrac will file with the SEC, a registration statement on Form S-4, which will include a joint proxy statement/prospectus (the “Proxy Statement”) and an information statement (the “Information Statement” and together with the Proxy Statement, the “Proxy Materials”). PROFRAC AND USWS URGE INVESTORS TO READ THE PROXY MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROFRAC, USWS AND THE PROPOSED TRANSACTION. Investors may obtain free copies of the Proxy Materials (when available) as well as other filed documents containing information about ProFrac and USWS at www.sec.gov, the SEC’s free website. Free copies of ProFrac’s SEC filings including the Proxy Materials (when available) are also available on ProFrac’s website at https://www.pfholdingscorp.com/ under “Investor Relations.” Free copies of USWS’ SEC filings including the Proxy Materials (when available) are also available on USWS’ website at www.uswellservices.com under “Investor Relations.”

Participants in the Solicitation

ProFrac and USWS and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus filed pursuant to Rule 424(b) with the SEC on May 16, 2022. Information regarding the officers and directors of USWS is included in USWS’ Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of USWS and in USWS’ Current Report on Form 8-K filed with the SEC on May 4, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Materials and other materials to be filed with the SEC in connection with the proposed transaction.

No Offer and Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ProFrac, USWS or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Non-GAAP Financial Terms

This press release includes certain projections of financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgements by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Adjusted EBITDA is a non-GAAP financial measures and should not be considered as a substitute for net income (loss) or any other performance measure derived in accordance with GAAP or as an alternative to net cash provided by operating activities as a measure of our profitability or liquidity. Adjusted EBITDA is a supplemental measure utilized by ProFrac’s management and other users of ProFrac’s financial statements such as investors, commercial banks, research analysts and others, to assess ProFrac’s financial performance because they allow ProFrac to compare its operating performance on a consistent basis across periods by removing the effects of ProFrac’s capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and items outside the control of its management team (such as income tax rates). ProFrac views Adjusted EBITDA as an important indicator of performance. ProFrac defines Adjusted EBITDA as its net income (loss), before (i) interest expense, net, (ii) income tax provision, (iii) depreciation, depletion and amortization, (iv) loss on disposal of assets and (v) other unusual or non-recurring charges, such as costs related to its initial public offering, non-recurring supply commitment charges, certain bad debt expense and gain on extinguishment of debt. ProFrac believes that its presentation of Adjusted EBITDA will provide useful information to investors in assessing its financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to net income (loss). Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in ProFrac’s industry, ProFrac’s definition of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

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